UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C.20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 22, 2003
INGERSOLL-RAND COMPANY LIMITED (Exact name of registrant as specified in its charter)
Bermuda (State or other jurisdiction of incorporation)	1-985 (Commission file number)	75-2993910 (I.R.S. Employer Identification Number)
Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principle executive offices)
(441) 295-2838 (Registrant's telephone number, including area code)

Item 9.                     REGULATION FD DISCLOSURE

 Attached hereto as an exhibit which is incorporated herein by reference is the registrant's press release announcing financial results for the third quarter and year to date 2003.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.  Additionally, the submission of this Report of Form 8-K is not an admission as to the materiality of any information in the report that is required to be disclosed solely by regulation FD.

Exhibit No.                    Description

99.1                                Press Release of Ingersoll-Rand Company Limited dated .

INGERSOLL-RAND COMPANY LIMITED
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                    INGERSOLL-RAND COMPANY LIMITED
                                                                                                                                (Registrant)

                                                 Date: October 22, 2003              /s/ Richard W. Randall
                                                                                                    Richard W. Randall,
                                                                                                    Vice President and Corporate Controller

                                                                                                    Principal Accounting Officer